UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ITT EDUCATIONAL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 6, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Annual Meeting and Proxy Statement / Annual Report on Form 10-K

To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 22, 2008 to facilitate timely delivery.

To request material:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	**Email: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ITT EDUCATIONAL SERVICES, INC. 13000 NORTH MERIDIAN STREET CARMEL, IN 46032-1404		ITT EDUCATIONAL SERVICES, INC.
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

1-BROADRIDGEXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717	1 OF 2 12 15	Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have this notice in hand when you access the web site and follow the instructions.

Notice of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of ITT Educational Services, Inc. for those shareholders of record as of March 7, 2008 is to be held on May 6, 2008 at 9:00 a.m. Eastern Time at:

The Ritz-Carlton Pentagon City

1250 South Hayes Street

Arlington, VA 22202

If you are a record holder and would like to attend the Annual Meeting and vote in person, please bring this Notice and a valid form of identification. If the shares are held in a brokerage account or by a bank or other holder of record and you would like to vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other holder of record and present it, along with a valid form of identification, at the Annual Meeting.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2

1.	To elect as Directors of ITT Educational Services, Inc. (“ITT/ESI”) the nominees listed below.

01)	John E. Dean
02)	James D. Fowler, Jr.
03)	Vin Weber

2.	To ratify the appointment of PricewaterhouseCoopers LLP to serve as ITT/ESI’s independent registered public accounting firm for its fiscal year ending December 31, 2008.

CONTROL # 0000 0000 0000 BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

NAME

THE COMPANY NAME INC. – COMMON	123,456,789,012.12345
THE COMPANY NAME INC. – CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. – CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. – CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. – CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. – CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. – CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. – 401 K	123,456,789,012.12345